Exhibit 99

                Jefferies Announces Sixth Consecutive
  Record Year with All-Time Records for Quarterly and Annual Results

    NEW YORK--(BUSINESS WIRE)--Jan. 18, 2006--Jefferies Group, Inc.
(NYSE: JEF):

    -- Record $1.5 Billion in Annual Total Revenues, $157 Million in Annual Net Earnings, and $2.32 in Annual EPS

    --  Fourth Quarter Record EPS of 68 Cents Per Share

    -- Investment Banking Revenues of $167 Million for the Quarter and $495 Million for the Year

    Jefferies Group, Inc. (NYSE: JEF) today announced record quarterly financial results for the quarter ended December 31, 2005.

    Highlights for the record fourth quarter ended December 31, 2005:

    -- Total revenues were up 33% to a record $431.7 million versus $325.3 million for the fourth quarter of 2004.

    -- Net earnings were up 32% to a record $46.7 million compared to $35.4 million for the fourth quarter of 2004.

    -- Earnings per share (diluted) were up 24% to a record $0.68 compared to $0.55 for the fourth quarter of 2004.

    -- Investment banking revenues were up 58% to $167.5 million versus $105.7 million for the fourth quarter of 2004.

    Highlights for the record year ended December 31, 2005:

    -- Total revenues were up 25% to a record $1.5 billion versus $1.2 billion for 2004.

    -- Net earnings were up 20% to a record $157.4 million compared to $131.4 million for 2004.

    -- Earnings per share (diluted) were up 13% to a record $2.32 compared to $2.06 for 2004.

    -- Investment banking revenues were up 40% to a record $495.0 million versus $352.8 million for 2004.

    "We are proud of our company and would like to thank each of our employee-partners, clients and investors for their strong support," commented Richard B. Handler, Chairman and Chief Executive Officer of Jefferies.

    Conference Call

    A conference call with management discussion of financial results for the fourth quarter and year ended December 31, 2005 will be held January 18 at 9:00 AM (Eastern) and can be accessed at 617-801-9714 (code: 58602490). A replay of the call will be available two hours post-call at 617-801-6888 (code: 68173108). A live audio webcast and delayed replay will also be available under "Investor Relations" at www.jefferies.com. Questions for consideration by management can be submitted in advance through the "Contact Us" function at www.jefferies.com or by calling 203-708-5975 by 8:45 AM Eastern on January 18.

    About Jefferies

    Jefferies, a global investment bank and institutional securities firm, has served growing and mid-sized companies and their investors for over 40 years. Headquartered in New York, with more than 25 offices around the world, Jefferies provides clients with capital markets and financial advisory services, institutional brokerage, securities research and asset management. The firm is a leading provider of trade execution in equity, high yield, convertible and international securities for institutional investors and high net worth individuals. Jefferies & Company, Inc. is the principal operating subsidiary of Jefferies Group, Inc. (NYSE: JEF; www.jefferies.com).

                     -- financial tables follow --


                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF EARNINGS
           (Amounts in Thousands, Except Per Share Amounts)
                              (Unaudited)


                           Three Months Ended        Year Ended
                           ------------------   ----------------------
                           Dec. 31,  Dec. 31,   Dec. 31,     Dec. 31,
                             2005     2004        2005         2004
                           --------  --------   ---------   ----------

Revenues:
  Commissions..............$ 61,639  $ 58,513  $  246,943  $  258,838
  Principal transactions...  87,602    80,544     349,489     358,213
  Investment banking....... 167,497   105,738     495,014     352,804
  Asset management fees and
   Investment income from
    managed funds..........  18,667    27,154      82,052      81,184
  Interest.................  91,315    49,318     304,053     134,450
  Other....................   5,013     4,006      20,322      13,150
                           --------  --------   ---------   ----------
    Total revenues......... 431,733   325,273   1,497,873   1,198,639
Interest expense...........  88,881    47,188     293,173     140,394
                           --------  --------   ---------   ----------
Revenues, net of interest
 expense................... 342,852   278,085   1,204,700   1,058,245
                           --------  --------   ---------   ----------

Non-interest expenses:
  Compensation and
   benefits................ 188,933   159,696     669,957     595,887
  Floor brokerage and
   clearing fees...........  11,294    13,172      46,644      52,922
  Technology and
   communications..........  17,613    15,923      67,666      64,555
  Occupancy and equipment
   rental..................  14,188    10,247      47,040      39,553
  Business development.....  14,814    10,477      42,512      35,006
  Other....................  17,623    12,426      62,474      43,333
                           --------  --------   ---------   ----------
    Total non-interest
     expenses.............. 264,465   221,941     936,293     831,256
                           --------  --------   ---------   ----------

Earnings before income
 taxes and
 minority interest.........  78,387    56,144     268,407     226,989
Income taxes...............  30,880    19,975     104,089      83,955
                           --------  --------   ---------   ----------
Earnings before minority
 interest..................  47,507    36,169     164,318     143,034
Minority interest in
 earnings of
 consolidated
  subsidiaries, net........     768       773       6,875      11,668
                           --------  --------   ---------   ----------
    Net earnings...........$ 46,739  $ 35,396  $  157,443  $  131,366
                           ========  ========   =========   ==========

Earnings per share:
  Basic....................$   0.74  $   0.61  $     2.55  $     2.29
                           ========  ========   =========   ==========
  Diluted..................$   0.68  $   0.55  $     2.32  $     2.06
                           ========  ========   =========   ==========

Weighted average shares:
  Basic....................  62,985    58,112      61,823      57,453
  Diluted..................  68,979    64,744      67,784      63,908



                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
           (Dollars in Thousands, Except Per Share Amounts)
                              (Unaudited)

                                              Quarters ended
                                    ----------------------------------
                                     12/31/2005  9/30/2005  6/30/2005
                                    -----------  ---------  ----------
 Statement of Earnings
 ---------------------
 Revenues, net of interest expense.....$342,852   $299,280   $276,558
 Non-interest expenses:
   Compensation and benefits........... 188,933    167,033    152,003
   Non-personnel expenses..............  75,532     64,710     64,245
                                        -------   --------   ---------
 Earnings before income taxes and
  minority interest....................  78,387     67,537     60,310
 Income taxes..........................  30,880     26,143     23,621
                                        -------   --------   ---------
 Earnings before minority interest.....  47,507     41,394     36,689
 Minority interest in earnings of
  consolidated subsidiaries, net.......     768      2,799      1,252
                                        -------   --------   ---------
     Net earnings...................... $46,739    $38,595    $35,437
                                        =======   ========   =========

 Diluted earnings per share............   $0.68      $0.57      $0.53
                                        =======   ========   =========

 Financial Ratios
 ----------------
 Pretax operating margin...............    22.9%      22.6%      21.8%
 Compensation and benefits / net
  revenues.............................    55.1%      55.8%      55.0%
 Effective tax rate....................    39.4%      38.7%      39.2%


                                         Quarters ended
                                      ---------------------
                                      3/31/2005  12/31/2004
                                      ---------  ----------
 Statement of Earnings
----------------------
 Revenues, net of interest expense.....$286,010    $278,085
 Non-interest expenses:
   Compensation and benefits........... 161,988     159,696
   Non-personnel expenses..............  61,849      62,245
                                        -------   ---------
 Earnings before income taxes and
  minority interest....................  62,173      56,144
 Income taxes..........................  23,445      19,975
                                        -------   ---------
 Earnings before minority interest.....  38,728      36,169
 Minority interest in earnings of
  consolidated subsidiaries, net.......   2,056         773
                                        -------   ---------
     Net earnings...................... $36,672     $35,396
                                        =======   =========

 Diluted earnings per share............   $0.56       $0.55
                                        =======   =========

 Financial Ratios
-----------------
 Pretax operating margin...............    21.7%       20.2%
 Compensation and benefits / net
  revenues.............................    56.6%       57.4%
 Effective tax rate....................    37.7%       35.6%


                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
                   (Dollars and Shares in Thousands)
                              (Unaudited)

                                             Quarters ended
                                     ---------------------------------
                                     12/31/2005  9/30/2005  6/30/2005
                                     ----------  ---------  ----------
Revenues by Source
------------------
Commissions and principal
 transactions:
   Equities........................... $100,479   $105,360    $91,917
   High yield.........................   10,050     20,985     14,188
   Convertibles.......................   10,495      9,514      8,948
   Execution..........................    5,424      5,074      5,472
   Bonds Direct.......................    6,747      7,612      7,140
   Other proprietary..................   16,046     14,027     15,348
                                      ---------  ---------  ----------
     Total............................  149,241    162,572    143,013
Investment banking....................  167,497    107,556    102,519
Asset management fees and
 investment income
  from managed funds:
   Asset management fees..............    8,215     14,239     13,580
   Investment income from managed
    funds.............................   10,452      7,428      6,854
                                      ---------  ---------  ----------
     Total............................   18,667     21,667     20,434
Interest..............................   91,315     81,467     71,420
Other.................................    5,013      4,822      6,777
                                      ---------  ---------  ----------
   Total revenues..................... $431,733   $378,084   $344,163
                                      =========  =========  ==========

Other Data
----------
Number of trading days................       63         64         64
Average employees.....................    2,013      2,001      1,916
Common shares outstanding.............   58,110     58,083     57,759
Weighted average shares:
   Basic..............................   62,985     62,224     61,468
   Diluted............................   68,979     68,112     67,422


                                        Quarters ended
                                      ----------------------
                                      3/31/2005  12/31/2004
                                      ---------  -----------
Revenues by Source
------------------
Commissions and principal
 transactions:
   Equities...........................  $95,067    $104,596
   High yield.........................   16,650       9,829
   Convertibles.......................    8,115      10,484
   Execution..........................    7,060       7,350
   Bonds Direct.......................    7,234       7,472
   Other proprietary..................    7,480        (674)
                                      ---------  -----------
     Total............................  141,606     139,057
Investment banking....................  117,442     105,738
Asset management fees and
 investment income
  from managed funds:
   Asset management fees..............   14,909      12,472
   Investment income from managed
    funds.............................    6,375      14,682
                                      ---------  -----------
     Total............................   21,284      27,154
Interest..............................   59,851      49,318
Other.................................    3,710       4,006
                                      ---------  -----------
   Total revenues..................... $343,893    $325,273
                                      =========  ===========

Other Data
----------
Number of trading days................       61          64
Average employees.....................    1,817       1,750
Common shares outstanding.............   58,090      57,289
Weighted average shares:
   Basic..............................   60,570      58,112
   Diluted............................   65,997      64,744



    As of December 31, 2005, stockholders' equity amounted to $1.3 billion, resulting in a book value of $22.14 per share.



                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
                               MODIFIED
                   (Dollars and Shares in Thousands)
                              (Unaudited)



                                               Quarters ended
                                       -------------------------------
                                       12/31/2005 9/30/2005 6/30/2005
                                       -------------------------------
Revenues by Source
------------------
Equities                                 $122,670  $130,211  $113,563
Fixed Income & Commodities                 31,584    37,183    36,227
                                       -------------------------------
 Total                                    154,254   167,394   149,790
Investment banking                        167,497   107,556   102,519
Asset management fees and investment
 income
  from managed funds:
Asset management fees                       8,215    14,239    13,580
Investment income from managed funds       10,452     7,428     6,854
                                       -------------------------------
Total                                      18,667    21,667    20,434
Interest                                   91,315    81,467    71,420
                                       -------------------------------
 Total revenues                          $431,733  $378,084  $344,163
                                       ===============================

Other Data
----------
Number of trading days                         63        64        64
Average employees                           2,013     2,001     1,916
Common shares outstanding                  58,110    58,083    57,759
Weighted average shares:
Basic                                      62,985    62,224    61,468
Diluted                                    68,979    68,112    67,422


                                           Quarters ended
                                       ---------------------
                                        3/31/2005 12/31/2004
                                       ---------------------
Revenues by Source
------------------
Equities                                 $110,292   $133,537
Fixed Income & Commodities                 35,024      9,526
                                       ---------------------
 Total                                    145,316    143,063
Investment banking                        117,442    105,738
Asset management fees and investment
 income
  from managed funds:
Asset management fees                      14,909     12,472
Investment income from managed funds        6,375     14,682
                                       ---------------------
Total                                      21,284     27,154
Interest                                   59,851     49,318
                                       ---------------------
 Total revenues                          $343,893   $325,273
                                       =====================

Other Data
----------
Number of trading days                         61         64
Average employees                           1,817      1,750
Common shares outstanding                  58,090     57,289
Weighted average shares:
Basic                                      60,570     58,112
Diluted                                    65,997     64,744


    As of December 31, 2005, stockholders' equity amounted to $1.3 billion, resulting in book value of $22.14 per share.



    CONTACT: Jefferies Group, Inc.
             Joseph A. Schenk, 212-284-2338